UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

      Date of Report (Date of Earliest Event Reported): September 22, 2004

                               HOUSERAISING, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                          TECHNOLOGY CONNECTIONS, INC.
                          ----------------------------
                          (Former Name of Registrant)

                                 North Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)

                                    000-50701
                                    ---------
                            (Commission File Number)

                                   56-2253025
                                   ----------
                      (I.R.S. Employer Identification No.)

                     4801 East Independence Road, Suite 201
                        Charlotte, North Carolina 28212
              ----------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

                                 (704) 532-2121
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

This Current Report on Form 8-K is filed by HouseRaising, Inc. (FKA Technology Connections, Inc.), a North Carolina corporation (the "Registrant"), in connection with the items described below.

ITEM  4.01.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

On September 22, 2004, Perrella & Associates, P.A., auditors for HouseRaising, Inc. ("Registrant"), resigned.

Perrella & Associates, P.A.'s reports on the Registrant's financial statements the years ended December 31, 2003 and 2002, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that their audit report for years end December 31, 2003 and 2002 contained a going concern qualification because of Perrella & Associates, P.A.'s doubt about the ability of Technology Connections, Inc. to continue as a going concern, based on its recurring losses from operations, current liabilities exceeding current assets and the existence of a stockholders' deficit. In connection with the prior audits for the fiscal years ended December 31, 2003 and 2002 there have been no disagreements with Perrella & Associates, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Perrella & Associates, P.A. would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods.

The Registrant's Board of Directors has made the decision to engage another auditor. The Registrant does not have an audit committee. On or about September 22, 2004, the Registrant's Board of Directors made the decision to engage Traci
J.  Anderson,  CPA  as  its  new  independent  auditors.

Prior to making the decision to retain Traci J. Anderson, CPA, the Registrant has had no prior relationship with Traci J. Anderson, CPA or any of its members. No accounting matters were discussed with this new firm other than the scope of its engagement as set forth in the letter attached as Exhibit 16.1 hereto.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of and are included in this report pursuant to Item 601 of Regulation S-B.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOUSERAISING,  INC.
                                           (FKA  Technology  Connections,  Inc.)


September  22,  2004.                       By:  /s/Robert  V.  McLemore
                                                 -----------------------
                                                 Robert  V.  McLemore
                                                 President




EXHIBIT  INDEX

Exhibit  No.               Description  of  Exhibit
-----------                ------------------------
16                         Letter  from  Perrella  &  Associates,  PA
16.1                       Letter  from  Traci  J.  Anderson,  CPA